Exhibit 99.1

News

Investor Contact: Jeffrey Schnell Vice President, Investor Relations investor@quakerhoughton.com T.+1.610.832.4087	Media Contact: Melissa McClain Director, Global Communications media@quakerhoughton.com T. +1.610.832.7809

For Release: Immediate

Quaker Houghton Expands Advanced Solutions Portfolio Through its Acquisition of Dipsol Chemicals

CONSHOHOCKEN, PA (March 25, 2025) /PRNewswire/ - Quaker Houghton (the “Company”) (NYSE: KWR), the global leader in industrial process fluids, announced today that it has entered into a purchase agreement to acquire Dipsol Chemicals Co., Ltd., (“Dipsol”) a leading supplier of surface treatment and plating solutions and services primarily for the automotive and other industrial applications, for 23 billion JPY (~$153 million at current rates), subject to post-closing adjustments. Dipsol is headquartered in Japan and operates globally with revenues of approximately $82 million over the twelve-month period ending December 31, 2024. The purchase price represents a multiple of approximately 10.5x Dipsol’s trailing twelve month estimated adjusted EBITDA of approximately $15 million.

Joseph Berquist, Chief Executive Officer and President said, “The acquisition of Dipsol demonstrates our ability to use our strong financial position to make strategic investments that will accelerate growth and create shareholder value. Dipsol provides Quaker Houghton with leading product technologies that complement our technical service model and add capabilities and breadth to our differentiated portfolio of advanced solutions.”

Dipsol was established in 1953 and is headquartered in Japan. The company has a strong portfolio of products and services and a leading position in the Japanese market for plating chemicals. Dipsol has approximately 450 employees worldwide, and a global presence with production and R&D facilities in Asia, North America, and Europe.

Mr. Berquist continued “Dipsol is a market leader, highly innovative and has an established market position and strong customer focus, especially in the Asia-Pacific region. The acquisition will help expand our advanced solutions businesses in attractive end markets with solid growth characteristics and high barriers to entry. Dipsol provides significant cross-selling capabilities and enhances our ability to meet and exceed the needs of our customers across the globe.”

The transaction is expected to close in the second quarter of 2025 and is subject to applicable regulatory approvals and certain other customary conditions. Quaker Houghton expects to fund the purchase price for this acquisition with borrowings under its existing credit facility.

Non-GAAP Measure

The information in this press release includes non-GAAP (unaudited) financial information of Dipsol’s estimated adjusted EBITDA. The Company believes this non-GAAP financial measure provides meaningful supplemental information as it enhances a reader's understanding of the financial performance of Dipsol. In addition, our definition of adjusted EBITDA may not be comparable to similarly named measures reported by other companies. The Company presents an estimated adjusted EBITDA for Dipsol, which is calculated as estimated EBITDA, which is calculated as estimated net income before depreciation and amortization, interest expense, net, and taxes on income before equity in net income of associated companies, plus or minus certain items that management believes are not indicative of future operating performance or not considered core to Dipsol’s operations. As it relates to future projections for Dipsol, as well as other forward-looking information contained in this press release, the Company has not provided guidance for comparable GAAP measures or a quantitative reconciliation of forward-looking non-GAAP financial measures to the most directly comparable U.S. GAAP measure because it is unable to determine with reasonable certainty the ultimate outcome of certain significant items necessary to calculate such measures without unreasonable effort. These items include, but are not limited to, certain non-recurring or non-core items Dipsol may record that could materially impact net income. These items are uncertain, depend on various factors, and could have a material impact on the U.S. GAAP reported results for the guidance period.

Forward-Looking Statements

This press release contains "forward-looking statements" that fall under the safe harbor provisions of the Private Securities Litigation Reform Act of 1995 and the Securities Act of 1933, as amended. These statements can be identified by the fact that they do not relate strictly to historical or current facts. We have based these forward-looking statements on assumptions, projections and expectations about future events that we believe are reasonable based on currently available information, including statements regarding the potential effects of economic downturns; tariffs, including uncertainty surrounding changes in tariffs; inflation and global supply chain constraints on the Company's business, results of operations, and financial condition; our expectation that we will maintain sufficient liquidity and remain in compliance with the terms of the Company's credit facility; expectations about future demand and raw material costs; and statements regarding the impact of increased raw material costs and pricing initiatives. These forward-looking statements include statements with respect to our beliefs, plans, objectives, goals, expectations, anticipations, intentions, financial condition, results of operations, future performance, and business, which may differ materially from our actual results, including but not limited to the potential benefits of acquisitions and divestitures, the impacts on our business as a result of global supply chain constraints, and our current and future results and plans and statements that include the words "may," "could," "should," "would," "believe," "expect," "anticipate," "estimate," "intend," "outlook, "target", "possible", "potential", "plan" or similar expressions. Such statements include information relating to current and future business activities, operational matters, capital spending, and financing sources. A major risk is that demand for the Company's products and services is largely derived from the demand for its customers' products, which subjects the Company to uncertainties related to downturns in a customer's business and unanticipated customer production slowdowns and shutdowns. Other major risks and uncertainties include, but are not limited to inflationary pressures, including increases in raw material costs; supply chain constraints and the impacts of economic downturns; customer financial instability; high interest rates and their impact on our and our customers' business operations; the impacts from acts of war, terrorism and military conflicts, including those in Ukraine and the Middle East as well as economic, political and governmental actions taken by various governments and governmental organizations in response; economic and political disruptions particularly in light of numerous elections globally and the possibility of regime changes; the possibility of economic recession; legislative and regulatory developments including changes to existing laws and regulations, or the way they are interpreted, applied or enforced; tariffs, trade restrictions, and the economic and other sanctions imposed by other nations on Russia and Belarus and/or other government organizations; suspensions of activities in Russia by many multinational companies; foreign currency fluctuations; significant changes in applicable tax rates and regulations; future terrorist attacks and other acts of violence; the impacts of consolidation in our industry, including loss or consolidation of a major customer, the effects of climate change, fires, or other natural disasters; and the potential occurrence of cyber-security breaches, cyber-security attacks and other technology outages and security incidents. Furthermore, the Company is subject to the same business cycles as those experienced by our customers in the steel, automobile, aircraft, industrial equipment, aluminum and durable goods industries. Our forward-looking statements are subject to risks, uncertainties and assumptions about the Company and its operations that are subject to change based on various important factors, some of which are beyond our control. These risks, uncertainties, and possible inaccurate assumptions relevant to our business could cause our actual results to differ materially from expected and historical results. All forward-looking statements included in this press release, including expectations about business conditions during 2024 and future periods, are based upon information available to the Company as of the date of this press release, which may change. Therefore, we caution you not to place undue reliance on our forward-looking statements. For more information regarding these risks and uncertainties as well as certain additional risks that we face, refer to the Risk Factors section, which appears in Item 1A of our Annual Report on Form 10-K for the year ended December 31, 2024, and in subsequent reports filed from time to time with the Securities and Exchange Commission. We do not intend to, and we disclaim any duty or obligation to, update or revise any forward-looking statements to reflect new information or future events or for any other reason. This discussion is provided as permitted by the Private Securities Litigation Reform Act of 1995.

About Quaker Houghton

Quaker Houghton is the global leader in industrial process fluids. With a presence around the world, including operations in over 25 countries, our customers include thousands of the world’s most advanced and specialized steel, aluminum, automotive, aerospace, offshore, container, mining, and metalworking companies. Our high-performing, innovative and sustainable solutions are backed by best-in-class technology, deep process knowledge and customized services. With approximately 4,400 employees, including chemists, engineers and industry experts, we partner with our customers to improve their operations so they can run even more efficiently, even more effectively, whatever comes next. Quaker Houghton is headquartered in Conshohocken, Pennsylvania, located near Philadelphia in the United States. Visit quakerhoughton.com to learn more.